Exhibit 10.1

Amendment

20070105.006.S.007.A.003

EMBR Program

Between

StarTek, Inc.

And

AT&T Services, Inc.

AMENDMENT NO. 3

ORDER NO. 20070105.006.S.007

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Order No. 20070105.006.S.007, is by and between StarTek, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Order No. 20070105.006.S.007 on July 1, 2007 (the “Order”); and

WHEREAS, Supplier and AT&T desire to amend the Order as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.)  Section 2 Duration of Order is hereby deleted and replaced with the following:

“This Order shall be effective from July 1, 2007 through December 31, 2010.

The terms and conditions of Order No. 20070105.006.S.007 in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Order No. 20070105.006.S.007 to be executed, as of the date the last Party signs.

StarTek, Inc.		AT&T Services, Inc.

By:	/s/ A. Laurence Jones	By:	/s/ Kathy Holzer-Muniz

Printed Name:	A. Laurence Jones	Printed Name: Kathy Holzer-Muniz

Title:	President and CEO	Title: Sr. Contract Manager

Date:	6/17/2010	Date:	6/14/2010

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.